                           GREEN TREE FINANCIAL CORP.

                        CERTIFICATE OF SERVICING OFFICER



The undersigned certifies that she is assistant vice president and assistant controller of Green Tree Financial Corp., a Minnesota corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of April 1, 1995 95-2 between the Company and First Bank National Association, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from September 1, 1995 to September 30, 1995 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 11th day of October, 1995.

                                       GREEN TREE FINANCIAL CORP.



                                       BY: /s/Phyllis A. Knight
                                           -----------------------------
                                             Phyllis A. Knight
                                             Assistant Vice President and
                                              Assistant Controller

                        GREEN TREE FINANCIAL CORPORATION
 MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.80%, 7.25%, 7.45%, 7.85%,
                                  8.00%, 8.30%
                    PASS-THROUGH CERTIFICATES, SERIES 1995-2
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                 MONTHLY REPORT
                                September, 1995

                             CUSIP#'S  393505-FS6,FT4,FU1,FV9,FW7,FX5
                             TRUST ACCOUNT #3334095-0
                             REMITTANCE DATE:  10/16/95

                                                      Total $        Per $1,000
                                                       Amount         Original
                                                   -------------     ----------
Class A Certificates
--------------------
(1a) Amount available (including Monthly
     Servicing Fee)                                $4,964,289.52

(b)  Class M-1 Interest Deficiency Amount
     (if any) and Class B-1 Interest
     Deficiency Amount (if any) withdrawn
     for prior Remittance Date                              0.00

(c)  Amount Available after giving effect to
     withdrawal of Class M-1 Interest
     Deficiency Amount and B-1 Interest
     Deficiency Amount for prior Remittance
     Date                                                   0.00

A.   Interest
     (2) Aggregate Interest
         a. Class A-1 Remittance Rate
             (6.80%, unless Weighted Average
              Contract Rate is below 6.80%)                 6.80%
         b. Class A-1 Interest                        159,233.69   4.08291513
         c. Class A-2 Remittance Rate
             (7.25%, unless Weighted Average
              Contract Rate is below 7.25%)                 7.25%
         d. Class A-2 Interest                        338,333.33   6.04166661
         e. Class A-3 Remittance Rate
             (7.45%, unless Weighted Average
              Contract Rate is below 7.45%)                 7.45%
         f. Class A-3 Interest                        217,291.67   6.20833343
         g. Class A-4 Remittance Rate
             (7.85%, unless Weighted Average
              Contract Rate is below 7.85%)                 7.85%
         h. Class A-4 Interest                        274,750.00   6.54166667
         i. Class A-5 Remittance Rate
             (8.00%, unless Weighted Average
              Contract Rate is below 8.00%)                 8.00%
         j. Class A-5 Interest                        320,000.00   6.66666667
         k. Class A-6 Remittance Rate
             (8.30%, unless Weighted Average
              Contract Rate is below 8.30%)                 8.30%
         l. Class A-6 Interest                        340,300.00   6.91666667

     (3) Amount applied to:
         a. Unpaid Class A Interest
            Shortfall                                        .00          .00

                       GREEN TREE FINANCIAL CORPORATION
 MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.80%, 7.25%, 7.45%, 7.85%,
                                  8.00%, 8.30%
                    PASS-THROUGH CERTIFICATES, SERIES 1995-2
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                 MONTHLY REPORT
                                September, 1995
                                     Page 2

                             CUSIP#'S  393505-FS6,FT4,FU1,FV9,FW7,FX5
                             TRUST ACCOUNT #3334095-0
                             REMITTANCE DATE:  10/16/95

                                                     Total $         Per $1,000
                                                      Amount          Original
                                                   ------------      ----------
    (4)  Remaining:
         a. Unpaid Class A Interest
            Shortfall                                       .00             .00

B.  Principal
    (5)  Formula Principal Distribution
          Amount                                   1,924,929.05             N/A
         a. Scheduled Principal                      499,349.31             N/A
         b. Principal Prepayments                  1,360,228.97             N/A
         c. Liquidated Contracts                      65,350.77             N/A
         d. Repurchases                                     .00             N/A

    (6)  Pool Scheduled Principal
          Balance                                315,431,745.27    960.93036283
   (6a)  Pool Factor                                  .96093036

    (7)  Unpaid Class A Principal Shortfall
         (if any) following prior Remittance
         date                                               .00

    (8)  Class A Percentage for such Remittance
         Date (Until Class B Cross-Over Date,
         and on each Remittance Date thereafter
         unless each Class B Principal
         Distribution Test is satisfied, equals
         Class A Principal Balance divided by
         Pool Scheduled Principal Balance                 90.69%

    (9)  Class A Percentage for the following
         Remittance Date                                  90.63%

   (10)  Class A Principal Distribution:
         a. Class A-1                              1,924,929.05     49.35715513
         b. Class A-2                                       .00             .00
         c. Class A-3                                       .00             .00
         d. Class A-4                                       .00             .00
         e. Class A-5                                       .00             .00
         f. Class A-6                                       .00             .00

   (11)  Class A-1 Principal Balance              26,175,133.27    671.15726333
  (11a)  Class A-1 Pool Factor                        .67115726

   (12)  Class A-2 Principal Balance              56,000,000.00    1000.0000000
  (12a)  Class A-2 Pool Factor                       1.00000000

   (13)  Class A-3 Principal Balance              35,000,000.00    1000.0000000
  (13a)  Class A-3 Pool Factor                       1.00000000

                       GREEN TREE FINANCIAL CORPORATION
 MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.80%, 7.25%, 7.45%, 7.85%,
                                  8.00%, 8.30%
                    PASS-THROUGH CERTIFICATES, SERIES 1995-2
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                 MONTHLY REPORT
                                September, 1995
                                     Page 3

                             CUSIP#'S  393505-FS6,FT4,FU1,FV9,FW7,FX5
                             TRUST ACCOUNT #3334095-0
                             REMITTANCE DATE:  10/16/95

                                                     Total $        Per $1,000
                                                     Amount          Original
                                                 ---------------   ------------

    (14)  Class A-4 Principal Balance              42,000,000.00   1000.0000000
   (14a)  Class A-4 Pool Factor                       1.00000000

    (15)  Class A-5 Principal Balance              48,000,000.00   1000.0000000
   (15a)  Class A-5 Pool Factor                       1.00000000

    (16)  Class A-6 Principal Balance              49,200,000.00   1000.0000000
   (16a)  Class A-6 Pool Factor                       1.00000000

    (17)  Unpaid Class A Principal
          Shortfall (if any) following
          current Remittance Date                            .00

C.  Aggregate Scheduled Balances and Number
    of Delinquent Contracts as of
    Determination Date

    (18)  31-59 days                                4,295,676.75            141

    (19)  60 days or more                           2,883,193.07             97

    (20)  Current Month Repossessions                 298,344.73             13

    (21)  Repossession Inventory                    1,077,813.08             41

Class B Principal Distribution Tests (test must be satisfied on and after the Remittance Date occurring in May 1999)

    (22) Average Sixty-Day Delinquency Ratio Test

         (a)  Sixty-Day Delinquency Ratio for current
              Remittance Date                                               .91%

         (b)  Average Sixty-Day Delinquency Ratio (arithmetic
              average of ratios for this month and two preceding
              months; may not exceed 3.5%)                                  .64%

    (23) Average Thirty-Day Delinquency Ratio Test

         (a) Thirty-Day Delinquency Ratio for current
             Remittance Date                                               1.36%

         (b) Average Thirty-Day Delinquency Ratio (arithmetic
             average of ratios for this month and two preceding
             months; may not exceed 5.5%)                                  1.09%

                        GREEN TREE FINANCIAL CORPORATION
 MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.80%, 7.25%, 7.45%, 7.85%,
                                  8.00%, 8.30%
                    PASS-THROUGH CERTIFICATES, SERIES 1995-2
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                 MONTHLY REPORT
                                September, 1995
                                     Page 4

                             CUSIP#'S  393505-FS6,FT4,FU1,FV9,FW7,FX5
                             TRUST ACCOUNT #3334095-0
                             REMITTANCE DATE:  10/16/95


    (24) Cumulative Realized Losses Test

         (a) Cumulative Realized Losses for the current Remittance
             Date (as a percentage of Cut-off Date Pool Principal
             Balance; may not exceed 5.5% from May 1, 1999 to
             April 30, 2000, 6.5% from May 1, 2000 to
             April 30, 2001, 8.5% from May 1, 2001 to
             April 30, 2002 and 9.5% thereafter)                            .02%

    (25)  Current Realized Losses Test

         (a) Current Realized Losses for current Remittance
             Date                                                     16,526.39

         (b) Current Realized Loss Ratio (total Realized Losses for the most recent three months, multiplied by 4, divided by
             arithmetic average of Pool Scheduled Principal Balances for third preceding Remittance and for current Remittance Date;
             may not exceed 2.25%)                                          .06%

    (26)  Class B Principal Balance Test

         (a) Class B Principal Balance (before any distributions
             on current Remittance Date) divided by pool Scheduled
             Principal Balance for prior Remittance date (must
             equal or exceed 13.5%) and the Class B Principal Balance
             as of such Remittance Date is greater than or equal
             to $6,565,132.00                                              9.31%

                       GREEN TREE FINANCIAL CORPORATION
            MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 8.65%
                   PASS-THROUGH CERTIFICATES, SERIES 1995-2
                             CLASS M1 CERTIFICATES
                                MONTHLY REPORT
                               September, 1995
                                   Page 5
                                                            CUSIP#'S  393505-FY3
                                                        TRUST ACCOUNT #3334095-0
                                                      REMITTANCE DATE:  10/16/95

                                                     Total $         Per $1,000
                                                      Amount          Original
                                                  ------------     -------------
CLASS M1 CERTIFICATES
---------------------
 (27) Amount available (including Monthly
      Servicing Fee)                              1,389,451.78

 A.   Interest
 (28) Aggregate interest
      a. Class M-1 Remittance Rate (8.65%,
         unless Weighted Average Contract
         Rate is below 8.65%)                             8.65%
      b. Class M-1 Interest                         212,645.83        7.20833322

 (29) Amount applied to Class M-1 Interest
      Deficiency Amount                                    .00                 0

 (30) Remaining unpaid Class M-1 Interest
      Deficiency Amount                                    .00                 0

 (31) Amount Applied to:
      a. Unpaid Class M-1 Interest Shortfall               .00                 0

 (32) Remaining:
      a. Unpaid Class M-1 Interest Shortfall               .00                 0

 B.   Principal
 (33) Formula Principal Distribution Amount
      a. Scheduled Principal                               .00               N/A
      b. Principal Prepayments                             .00               N/A
      c. Liquidated Contracts                              .00               N/A
      d. Repurchases                                       .00               N/A

 (34) Class M-1 Principal Balance                29,500,000.00     1000.00000000
(34a) Class M-1 Pool Factor                         1.00000000

 (35) Class M-1 Percentage after prior
      Remittance Date                                      .00%

 (36) Class M-1 Percentage for such Remittance
      Date                                                 .00%

 (37) Class M-1 Percentage for the following
      Remittance Date                                      .00%

 (38) Class M-1 Principal Distribution:
      a. Class M-1                                         .00        0.00000000
      b. Unpaid Class M-1 Principal Shortfall
         (if any) following prior Remittance
         Date                                              .00

 (39) Unpaid Class M-1 Principal Shortfall
      (if any) following current Remittance
      Date                                                 .00

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 8.60%, 8.80%
                    PASS-THROUGH CERTIFICATES, SERIES 1995-2
                              CLASS B CERTIFICATES
                                 MONTHLY REPORT
                                September, 1995

                                                        CUSIP#'S 393505-FZ0, GA4
                                                      REMITTANCE DATE:  10/16/95

                                                      Total $         Per $1,000
                                                      Amount           Original
                                                  -------------       ----------
Class B1 Certificates
---------------------
 (1)  Amount Available less the Class A
      Distribution Amount and Class M-1
      Distribution amount (including
      Monthly Servicing Fee)                       1,176,805.95

 (2)  Class B-1 Remittance Rate (8.60% unless
      Weighted Average Contract Rate is
      below 8.60%)                                         8.60%

 (3)  Aggregate Class B1 Interest                     93,883.33       7.16666641

 (4)  Amount applied to Unpaid Class
      B1 Interest Shortfall                                 .00              .00

 (5)  Remaining unpaid Class B1
      Interest Shortfall                                    .00              .00

 (6)  Amount applied to Class B1 Interest
      Deficiency Amount                                     .00

 (7)  Remaining Unpaid Class B-1 Interest
      Deficiency Amount                                     .00

 (8)  Unpaid Class B1 Principal Shortfall
      (if any) following prior Remittance Date              .00

 (9)  Class B Percentage for such Remittance Date
      (until Class B Cross-over Date, and on each
      Remittance Date thereafter unless each Class
      B Principal Distribution Test is satisfied,
      equals zero.  Thereafter, if each Class B
      Principal Distribution Test is satisfied,
      equals 100% minus Class A Percentage)                 .00

 (9a) Class B Percentage for the following
      Remittance Date                                       .00

 (10) Class B1 Principal (Class B Percentage of
      Formula Principal Distribution Amount)                .00

(11a) Class B1 Principal Shortfall                          .00

(11b) Unpaid Class B1 Principal Shortfall                   .00

 (12) Class B Principal Balance                   29,556,612.00

 (13) Class B1 Principal Balance                  13,100,000.00


                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 8.60%, 8.80%
                    PASS-THROUGH CERTIFICATES, SERIES 1995-2
                              CLASS B CERTIFICATES
                                 MONTHLY REPORT
                                September, 1995
                                     Page 2

                                                       CUSIP#'S  393505-FZ0, GA4
                                                        TRUST ACCOUNT #3334095-0
                                                      REMITTANCE DATE:  10/16/95

                                                      Total $         Per $1,000
                                                       Amount          Original
                                                    ------------      ----------
Class B2 and C Certificates
---------------------------
(12)  Remaining Amount Available                    1,082,922.62

(13)  Class B-2 Remittance Rate (8.80%
      unless Weighted Average Contract
      Rate is less than 8.80%)                              8.80%

(14)  Aggregate Class B2 Interest                     120,681.82      7.33333325

(15)  Amount applied to Unpaid Class
      B2 Interest Shortfall                                  .00             .00

(16)  Remaining Unpaid Class B2
      Interest Shortfall                                     .00             .00

(17)  Unpaid Class B2 Principal Shortfall
      (if any) following prior Remittance Date               .00

(18)  Class B2 Principal Liquidation Loss Amount             .00

(19)  Class B2 Principal (zero until Class B1
      paid down; thereafter, Class B Percentage
      of Formula Principal Distribution Amount)              .00

(20)  Guarantee Payment                                      .00

(21)  Class B2 Principal Balance                   16,456,612.00

(22)  Monthly Servicing Fee (Deducted from
      Certificate Account balance to arrive
      at Amount Available if the Company is
      not the Servicer; deducted from funds
      remaining after payment of Class A
      Distribution Amount, Class M-1 Distribution
      Amount and Class B2 Distribution Amount;
      if the Company is the Servicer)                 132,231.95

(23)  Class C Residual Payment                        830,008.85

(24)  Class M-1 Interest Deficiency on such
      Remittance Date                                        .00

(25)  Class B-1 Interest Deficiency on such
      Remittance Date                                        .00

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 8.60%, 8.80%
                    PASS-THROUGH CERTIFICATES, SERIES 1995-2
                              CLASS B CERTIFICATES
                                 MONTHLY REPORT
                                September, 1995
                                     Page 3

                                                       CUSIP#'S  393505-FZ0, GA4
                                                        TRUST ACCOUNT #3334095-0
                                                      REMITTANCE DATE:  10/16/95

                                                      Total $        Per $1,000
                                                      Amount          Original
                                                   ------------      ----------

(26)  Repossessed Contracts                          298,344.73

(27)  Repossessed Contracts Remaining
      in Inventory                                 1,077,813.08

(28)  Weighted Average Contract Rate                   12.04224

                                      GTFC
                                     1995-2
                                September, 1995
                              Defaulted Contracts



                                                                     Estimated
                                                   Repurchase         Loss at
 Account#         Principal         Interest         Amount          Sale Date
---------         ---------         --------       ----------        ---------

18315153          31,397.33           211.93        31,609.26         7,565.29
21316874          11,187.76            75.51        11,263.27         4,610.52
83317850          22,765.68           153.66        22,919.34         4,170.58
                 ----------          -------       ----------       ----------

TOTALS           $65,350.77          $441.10       $65,791.87       $16,346.39
                 ==========          =======       ==========       ==========